UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

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◻ Preliminary Proxy Statement
◻ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻ Definitive Proxy Statement
⌧ Definitive Additional Materials
◻ Soliciting Material under §240.14a-12

Republic Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MMMMMMMMMMMM + MMMMMMM C 1234567890 The Sample Company 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.investorvote.com/RBCAA or scan the QR code — login details are located in the shaded bar below. Important Notice Regarding the Availability of Proxy Materials for the Republic Bancorp, Inc. Shareholder Meeting to be Held on April 22, 2021. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2021 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/RBCAA Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.investorvote.com/RBCAA. Click on the icon on the right to view meeting materials. Return to the investorvote.com window and follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 12, 2021 to facilitate timely delivery. + 2 N O T C O Y 03E4XC MMMMMMMMM Shareholder Meeting Notice 1234 5678 9012 345

The 2021 Annual Meeting of Shareholders of Republic Bancorp, Inc. will be held on Thursday, April 22, 2021 at 10:00 a.m., Eastern Daylight Time, virtually via the internet at www.meetingcenter.io/265018517. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — RBCA2021. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board recommends a vote FOR all Director nominees and FOR Proposal 2, 3, and 4: 1. Election of Directors: Ronald F. Barnes, Laura M. Douglas, David P. Feaster, Craig A. Greenberg, Heather V. Howell, Ernest W. Marshall, Jr., W. Patrick Mulloy, II, George Nichols, III, W. Kenneth Oyler, III, Michael T. Rust, Susan Stout Tamme, A. Scott Trager, Steven E. Trager, Andrew Trager-Kusman, Mark A. Vogt To, on an advisory basis, vote on the compensation of the Named Executive Officers To amend the Bylaws to increase the limitation on the maximum number of authorized directors from fifteen to eighteen Ratification of Crowe LLP as the independent registered public accountants for the year ending December 31, 2021 2. 3. 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — — — Internet – Go to www.investorvote.com/RBCAA. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Republic Bancorp, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 12, 2021. Shareholder Meeting Notice